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                               CAMBREX CORPORATION

                           ANNUAL REPORT ON FORM 10-K

                                  EXHIBIT 10.21

                           REVISED SCHEDULE OF PARTIES

NAME                                TITLE                                           DATE OF AGREEMENT
James A. Mack                       President and Chief                                 02/01/90
                                    Executive Officer

Claes Glassell                      Executive Vice President, and                       10/12/94
                                    Chief Operating Officer

Steven M. Klosk                     Executive Vice President,                           10/21/92
                                    Administration

Peter E. Thauer                     Senior Vice President, Law and Environment,         08/28/89
                                    General Counsel and Corporate Secretary

Salvatore J. Guccione               Senior Vice President,                              12/14/95
                                    Corporate Development

Douglas H. MacMillan                Vice President and                                  04/14/97
                                    Chief Financial Officer

Thomas N. Bird                      Vice President, Business Development                07/23/99
                                    Life Sciences